EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Central Fidelity Banks, Inc.:

     We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG PEAT MARWICK LLP



Richmond, Virginia
July 18, 1995